Exhibit 10.19

                                                                  --------------
                                                                  EXECUTION COPY
                                                                  --------------


                               AMENDMENT NO. 3 TO
                      LOAN FUNDING AND SERVICING AGREEMENT

                  THIS AMENDMENT NO. 3 TO LOAN FUNDING AND SERVICING AGREEMENT, dated as of December 14, 1999 (this "Amendment"), is entered into by and among ACS FUNDING TRUST I ("Borrower"), as Borrower, AMERICAN CAPITAL STRATEGIES, LTD. ("Servicer"), as Servicer, certain INVESTORS, VARIABLE FUNDING CAPITAL CORPORATION ("VFCC"), as a Lender, FIRST UNION SECURITIES, INC. (successor-in-interest to First Union Capital Markets Corp.), as Deal Agent, FIRST UNION NATIONAL BANK ("First Union"), as a Lender and as Liquidity Agent and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Collateral Custodian and the Backup Servicer. Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

                  WHEREAS, the parties hereto entered into that certain Loan Funding and Servicing Agreement, dated as of March 31, 1999 as amended by that Amendment No. 1, dated as of June 30, 1999, and that Amendment No. 2, dated as of September 24, 1999 (as amended, the "Agreement");

                  WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

                  NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

                  SECTION 1. Amendments.

                  (a) The definition of "Facility Amount" contained in Section
1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                  "Facility Amount: At any time, $225,000,000.00; provided, however, on or after the Termination Date, the Facility Amount shall be zero."

                  (b) The second sentence of Section 2.5(a) of the Agreement is hereby amended and restated in its entirety as follows:

                  "The Notes shall be dated the Closing Date and shall be in a maximum principal amount equal to (i) $225,000,000 in the case of VFCC Note, (ii) $225,000,000 in the case of the Investor Note, and (iii) $10,000,000 in the case of the FUNB Note; provided, however, that anything to the contrary

CHAR1\507942_ 1
                  notwithstanding, the indebtedness of the Borrower evidenced by the Notes shall not in the aggregate exceed the Facility Amount."

         (c) The Commitment of First Union National Bank as an Investor set forth on the signature pages of the Agreement is hereby amended and restated to be "$225,000,000."

         (d) The Commitment of First Union National Bank as a Lender set forth on the signature pages of the Agreement is hereby amended and restated to be "$10,000,000."

                  SECTION 2. Increase in Facility Amount and Amount of Notes. Effective on the date of this Amendment, the Facility Amount shall be increased to $225,000,000; provided, that First Union shall first have received executed versions of the Notes referenced in clauses (i), (ii) and (iii) of the succeeding sentence. In connection with such increase, the Borrower agrees to execute and deliver to First Union, on behalf of the holders of the Notes, (i) an amended, restated and substituted VFCC Note in the maximum principal amount of $225,000,000, (ii) an amended, restated and substituted Investor Note in the maximum principal amount of $225,000,000, and (iii) an amended, restated and substituted FUNB Note in the maximum principal amount of $10,000,000 (collectively the "New Notes"). Such New Notes shall replace and supersede any note or notes previously executed by the Borrower pursuant to the Agreement (collectively, the "Replaced Notes"). Such New Notes evidence the same indebtedness, and are secured by the same Collateral as the Replaced Notes.

                  SECTION 3. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Agreement, as though such terms and conditions were set forth herein.

                  SECTION 4. Representations. Each of the Borrower and Servicer represent and warrant as of the date of this Amendment as follows:

                  (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

                  (ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

                  (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

                  (iv) this Amendment has been duly executed and delivered by it;

                                        2
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                                                              Amendment No. 3 to
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

                  (v) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity;

                  (vi) it is not in default under the Agreement; and

                  (vii) there is no Termination Event, Unmatured Termination Event, or Servicer Termination Event;

                  SECTION 5. Expenses. In connection with the execution of this Amendment, the Borrower agrees to pay all reasonable and actual costs and expenses (including without limitation the reasonable fees and expenses of legal counsel) of Canadian Imperial Bank of Commerce ("CIBC") and VFCC, respectively, incurred in connection with the review and negotiation of this Amendment.

                  SECTION 6. Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent: (i) execution and delivery to First Union of the New Notes; (ii) delivery to the Deal Agent and CIBC of a copy of this Amendment duly executed by each of the parties hereto;
(iii) delivery to the Deal Agent and CIBC (in a form acceptable to the Deal Agent) of a due authorization, execution and enforceability opinion with respect to this Amendment; and (iv) such other documents, agreements, certification, or legal opinions as the Deal Agent, may reasonably require.

                  SECTION 7. Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

                  (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                  (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

                  (d) First Union certifies by execution hereof that it is an Investor with Commitments in excess of 66-2/3% of the Facility Amount, and therefore is a Required Investor pursuant to the Agreement.

                  (e) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

                                        3
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                                                              Amendment No. 3 to
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

                  (f) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

                  (g) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

                  (h) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.




                  [Remainder of Page Intentionally Left Blank]

                                        4
CHAR1\507942_ 1
                                                              Amendment No. 3 to
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                                                   (American Capital Strategies)

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


THE BORROWER:                             ACS FUNDING TRUST I


                                          By:
                                                 ------------------------------
                                          Name:
                                                 ------------------------------
                                          Title:
                                                 ------------------------------


                                          ACS Funding Trust I
                                          c/o American Capital Strategies, Ltd.
                                          3 Bethesda Metro Center, Suite 860
                                          Bethesda, Maryland 20814
                                          Attention: President
                                          Facsimile No.: (301) 654-6714
                                          Confirmation No.: (301) 951-6122


THE SERVICER:                             AMERICAN CAPITAL STRATEGIES, LTD.


                                          By:
                                                 ------------------------------
                                          Name:
                                                 ------------------------------
                                          Title:
                                                 ------------------------------


                                          American Capital Strategies, Ltd.
                                          3 Bethesda Metro Center, Suite 860
                                          Bethesda, Maryland 20814
                                          Attention: President
                                          Facsimile No.: (301) 654-6714
                                          Confirmation No.: (301 951-6122



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                      S-1
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                                                              Amendment No. 3 to
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                                                   (American Capital Strategies)

THE INVESTORS:                  FIRST UNION NATIONAL BANK


                                By:
                                       -----------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                       -----------------------------------------

                                Commitment: $225,000,000.00

                                First Union National Bank
                                One First Union Center, TW-9
                                Charlotte, North Carolina 28288
                                Attention: Capital Markets Credit Administration Facsimile No.: (704) 374-3254
                                Confirmation No: (704) 374-4001


LENDER:                         VARIABLE FUNDING CAPITAL
                                CORPORATION


                                By First Union Securities, Inc.
                                (successor-in-interest to First Union
                                Capital Markets Corp.), as attorney-in-fact


                                By:
                                       -----------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                       -----------------------------------------


                                Variable Funding Capital Corporation
                                c/o First Union Securities, Inc.
                                One First Union Center, TW-9
                                Charlotte, North Carolina 28288
                                Attention: Conduit Administration
                                Facsimile No.: (704) 383-6036
                                Confirmation No.: (704) 383-9343

                                With a copy to:

                                Lord Securities Corp.
                                2 Wall Street, 19th Floor
                                Attention: Vice President
                                Facsimile No.: (212) 346-9012
                                Confirmation No.: (212) 346-9008


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                      S-2
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                                                              Amendment No. 3 to
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

THE BACKUP SERVICER:            NORWEST BANK MINNESOTA,
                                NATIONAL ASSOCIATION


                                By:
                                       -----------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                       -----------------------------------------

                                Norwest Bank Minnesota, National Association
                                Sixth Street and Marquette Avenue
                                Minneapolis, MN  55479-0070
                                Attention:  Corporate Trust Services
                                            Asset-Backed Administration
                                Facsimile No.:  (612) 667-3464
                                Confirmation No.:  (612) 667-8058


THE COLLATERAL CUSTODIAN:       NORWEST BANK MINNESOTA,
                                NATIONAL ASSOCIATION


                                By:
                                       -----------------------------------------
                                Name:
                                       -----------------------------------------
                                Title:
                                       -----------------------------------------


                                Norwest Bank Minnesota, National Association
                                Sixth Street and Marquette Avenue
                                Minneapolis, MN  55479-0070
                                Attention:  Corporate Trust Services
                                            Asset-Backed Administration
                                Facsimile No.: (612) 667-3464
                                Confirmation No.: (612) 667-8058



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                                      S-3
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                                                              Amendment No. 3 to
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                                                   (American Capital Strategies)

THE DEAL AGENT:                FIRST UNION SECURITIES, INC.
                               (successor-in-interest to First Union
                               Capital Markets Corp.)


                               By:
                                      -----------------------------------------
                               Name:
                                      -----------------------------------------
                               Title:
                                      -----------------------------------------

                               First Union Capital Markets Corp.
                               One First Union Center, TW-9
                               Charlotte, North Carolina 28288
                               Attention:  Conduit Administration
                               Facsimile No.: (704) 383-6036
                               Telephone No.: (704) 383-9343


LENDER AND LIQUIDITY AGENT     FIRST UNION NATIONAL BANK


                               By:
                                      -----------------------------------------
                               Name:
                                      -----------------------------------------
                               Title:
                                      -----------------------------------------

                               First Union National Bank
                               One First Union Center, TW-9
                               Charlotte, North Carolina 28288
                               Attention: Capital Markets Credit Administration Facsimile No.: (704) 374-3254
                               Telephone No.: (704) 374-4001

                               Lender Commitment: $10,000,000


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                      S-4
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                                                              Amendment No. 3 to
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


CONSENTED TO:

CANADIAN IMPERIAL BANK OF COMMERCE


By:
       -----------------------------------------
Name:
       -----------------------------------------
Title:
       -----------------------------------------

Canadian Imperial Bank of Commerce
425 Lexington Avenue, 7th Floor
New York, New York 10017
Attention:  Asset Securitization Group -
            Credit Administration
            Reference:  American Capital Strategies
Facsimile No.: (212) 856-3643
Confirmation No.: (212) 856-3753




                                      S-5
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                                                              Amendment No. 3 to
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


                                                                  --------------
                                                                  EXECUTION COPY
                                                                  --------------



                               AMENDMENT NO. 2 TO
                      LOAN FUNDING AND SERVICING AGREEMENT

                  THIS AMENDMENT NO. 2 TO LOAN FUNDING AND SERVICING AGREEMENT, dated as of September 24, 1999 (this "Amendment"), is entered into by and among ACS FUNDING TRUST I ("Borrower"), as Borrower, AMERICAN CAPITAL STRATEGIES, LTD. ("Servicer"), as Servicer, certain Investors, VARIABLE FUNDING CAPITAL CORPORATION ("VFCC"), as a Lender, FIRST UNION CAPITAL MARKETS CORP., as Deal Agent, FIRST UNION NATIONAL BANK ("First Union"), as a Lender and as Liquidity Agent and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Collateral Custodian and the Backup Servicer. Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

                  WHEREAS, the parties hereto entered into that certain Loan Funding and Servicing Agreement, dated as of March 31, 1999 (the "Agreement");

                  WHEREAS, the parties amended the Agreement pursuant to Amendment No. 1 to Loan Funding and Servicing Agreement, dated as of June 30, 1999 (the Agreement as amended shall be referred to herein as the "Agreement"); and

                  WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein.

                  NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

                  SECTION 8.  Amendments.

                  (a) The definition of "Commitment Termination Date" in Section
1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                           "Commitment Termination Date: March 31, 2001 or such
                  later date to which the Commitment Termination Date may be extended (if extended) in the sole discretion of VFCC and each Investor in accordance with the terms of Section 2.2(b); provided, however in the event that the Borrower fails to deliver or fails to cause the Servicer to deliver (i) a draft of its Credit and Collection Policy and revised loan grading system in a form satisfactory to the Deal Agent (in its sole discretion) on or before September 30, 1999, or (ii) a final version of its Credit and Collection Policy and revised loan grading system in a form satisfactory to the Deal Agent (in its sole discretion) on or before October 30, 1999, the Commitment Termination Date shall be March 29, 2000."


                                       1

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                                                              Amendment No. 3 to
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

                  (b) Section 6.25(a)(xi) of the Agreement is hereby amended by deleting the "or" at the end thereof;

                  (c) Section 6.25(a)(xii) of the Agreement is hereby amended and restated in its entirety as follows:

                           "(xii) on or before September 30, 1999, a draft of
                  its Credit and Collection Policy and revised loan grading system are not delivered to the Deal Agent by the Borrower and the Servicer in a form acceptable to the Deal Agent; or"

                  (d) Section 6.25(a)(xiii) of the Agreement is hereby amended by adding the following:

                           "(xiii) on or before October 29, 1999, a final
                  version of its Credit and Collection Policy and revised loan grading system are not delivered to the Deal Agent and Borrower and Servicer in a form acceptable to the Deal Agent."

                  SECTION 9. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Agreement, as though such terms and conditions were set forth herein.

                  SECTION 10. Representations. The Borrower and Servicer represent and warrant that, as of the effective date of this Amendment (i) they are not in default under the Agreement and (ii) there are no Termination Events, Unmatured Termination Events or Servicer Termination Events under the Agreement.

                  SECTION 11. Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

                  (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                  (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.


CHAR1\KPK\BANK\485213_ 3
                                        2
                                                              Amendment No. 2 to
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                                                   (American Capital Strategies)

                  (d) First Union certifies by execution hereof that it is an Investor with Commitments in excess of 66-2/3% of the Facility Amount, and therefore is a Required Investor pursuant to the Agreement.

                  (e) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

                  (f) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

                  (g) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.



CHAR1\KPK\BANK\485213_ 3
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                                                              Amendment No. 2 to
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



                  (h) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.






                  [Remainder of Page Intentionally Left Blank]



CHAR1\KPK\BANK\485213_ 3
                                        4
                                                              Amendment No. 2 to
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                                                   (American Capital Strategies)

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:                  ACS FUNDING TRUST I


                               By
                                 ---------------------------------
                                  Title:

                               ACS Funding Trust I
                               c/o American Capital Strategies, Ltd.
                               3 Bethesda Metro Center, Suite 860
                               Bethesda, Maryland  20814
                               Attention: President
                               Facsimile No.: (301) 654-6714
                               Confirmation No.: (301) 951-6122


THE SERVICER:                  AMERICAN CAPITAL STRATEGIES, LTD.


                               By
                                 ---------------------------------
                                  Title:

                               American Capital Strategies, Ltd.
                               3 Bethesda Metro Center, Suite 860
                               Bethesda, Maryland  20814
                               Attention: President
                               Facsimile No.: (301) 654-6714
                               Confirmation No.: (301 951-6122



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


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                                                              Amendment No. 2 to
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



THE INVESTORS:                 FIRST UNION NATIONAL BANK


                               By
                                 ---------------------------------
                                  Title:

                               Commitment:  $125,000,000.00

                               First Union National Bank
                               One First Union Center, TW-9
                               Charlotte, North Carolina 28288
                               Attention: Capital Markets Credit Administration Facsimile No.: (704) 374-3254
                               Confirmation No: (704) 374-4001


LENDER:                        VARIABLE FUNDING CAPITAL
                               CORPORATION

                               By First Union Capital Markets Corp., as
                                    attorney-in-fact


                               By
                                 ---------------------------------
                                  Title:

                               Variable Funding Capital Corporation
                               c/o First Union Capital Markets Corp.
                               One First Union Center, TW-9
                               Charlotte, North Carolina 28288
                               Attention: Conduit Administration
                               Facsimile No.: (704) 383-6036
                               Confirmation No.: (704) 383-9343

       With a copy to:

                               Lord Securities Corp.
                               2 Wall Street, 19th Floor
                               Attention:  Vice President
                               Facsimile No.: (212) 346-9012
                               Confirmation No.: (212) 346-9008


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


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                                       S-2
                                                              Amendment No. 2 to
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


THE BACKUP SERVICER:           NORWEST BANK MINNESOTA,
                               NATIONAL ASSOCIATION


                               By
                                 ---------------------------------
                                  Title:

                               Norwest Bank Minnesota, National Association
                               Sixth Street and Marquette Avenue
                               MAC N9311-161
                               Minneapolis, MN 55479
                               Attention: Corporate Trust Services
                                          Asset-Backed Administration
                               Facsimile No.: (612) 667-3464
                               Confirmation No.: (612) 667-8058


THE COLLATERAL CUSTODIAN:      NORWEST BANK MINNESOTA,
                               NATIONAL ASSOCIATION


                               By
                                 ---------------------------------
                                  Title:

                               Norwest Bank Minnesota, National Association
                               Sixth Street and Marquette Avenue
                               MAC N9311-161
                               Minneapolis, MN 55479
                               Attention: Corporate Trust Services
                                          Asset-Backed Administration
                               Facsimile No.: (612) 667-3464
                               Confirmation No.: (612) 667-8058



                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]



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



THE DEAL AGENT:                           FIRST UNION CAPITAL MARKETS CORP.


                               By
                                 ---------------------------------
                                  Title:


                               First Union Capital Markets Corp.
                               One First Union Center, TW-9
                               Charlotte, North Carolina 28288
                               Attention:  Conduit Administration
                               Facsimile No.: (704) 383-6036
                               Telephone No.: (704) 383-9343


LENDER AND LIQUIDITY AGENT     FIRST UNION NATIONAL BANK


                               By
                                 ---------------------------------
                                  Title:

                               First Union National Bank
                               One First Union Center, TW-9
                               Charlotte, North Carolina 28288
                               Attention: Capital Markets Credit Administration Facsimile No.: (704) 374-3254
                               Telephone No.: (704) 374-4001

                               Lender Commitment: $30,000,000 until the
                               Swingline Reduction Date, and then $10,000,000 thereafter.


CHAR1\KPK\BANK\485213_ 3
                                       S-4
                                                              Amendment No. 2 to
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


                               Consented and Agreed to this 24thday of
                               September, 1999:

                               CANADIAN IMPERIAL BANK OF COMMERCE


                               By
                                 ---------------------------------
                                  Title:

                               Canadian Imperial Bank of Commerce
                               425 Lexington Avenue, 7th Floor
                               New York, New York 10017
                               Attention: Asset Securitization Group-Credit
                                          Administration-American Capital
                                          Strategies
                               Facsimile No.: (212) 856-3643
                               Confirmation No.: (212) 856-3753




CHAR1\KPK\BANK\485213_ 3
                                       S-5
                                                              Amendment No. 2 to
                                            Loan Funding and Servicing Agreement
                                                   (American Capital Strategies)

                                                                  --------------
                                                                  EXECUTION COPY
                                                                  --------------


                               AMENDMENT NO. 1 TO
                      LOAN FUNDING AND SERVICING AGREEMENT

                  THIS AMENDMENT NO. 1 TO LOAN FUNDING AND SERVICING AGREEMENT, dated as of June 30, 1999 (this "Amendment"), is entered into by and among ACS FUNDING TRUST I ("Borrower"), as Borrower, AMERICAN CAPITAL STRATEGIES, LTD. ("Servicer"), as Servicer, certain Investors, VARIABLE FUNDING CAPITAL CORPORATION ("VFCC"), as a Lender, FIRST UNION CAPITAL MARKETS CORP., as Deal Agent, FIRST UNION NATIONAL BANK ("First Union"), as a Lender and as Liquidity Agent and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Collateral Custodian and the Backup Servicer. Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

                  WHEREAS, the parties hereto entered into that certain Loan Funding and Servicing Agreement, dated as of March 31, 1999 (the "Agreement");

                  WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

                  NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

                  SECTION 12. Amendments.

                  (a) The definition of "Concentration Limits" contained in
Section 1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                           "Concentration Limits: On any date of determination,
                  each of the following (calculated on the basis of Aggregate Outstanding Loan Balance):

                           (a) the sum of the Outstanding Loan Balances of
                  Eligible Loans the Obligors of which are residents of any one state shall not exceed 35%;

                           (b) the sum of the Outstanding Loan Balances of
                  Eligible Loans the Obligors of which are in the same Industry shall not exceed 10%;

                           (c) the Outstanding Loan Balance of any Eligible Loan
                  shall not exceed the Large Loan Limit;

                           (d) the sum of the Outstanding Loan Balances of
                  Eligible Loans the Obligors of which are Grade 2 Obligors shall not exceed 10%;


CHAR1\KPK\BANK\477154_ 10
                                                              Amendment No. 1 to
                                            Loan Funding and Servicing Agreement
                                                   (American Capital Strategies)

                           (e) the sum of the Outstanding Loan Balances of
                  Eligible Loans that have interest due and payable monthly shall not be less than 50%;

                           (f) the sum of the Outstanding Loan Balances of
                  Eligible Loans that are secured by a security interest in all assets of the related Obligor shall not be less than 75%;

                           (g) the sum of the Outstanding Loan Balance of
                  Eligible Loans that are PIK Loans shall not exceed 30%; and

                           (h) with respect to each PIK Loan included as a part
                  of the Collateral, at least a portion of the monthly or quarterly interest that is due under the PIK Loan must be payable by Obligor thereof in cash or such Obligor shall have another Loan included as part of the Collateral that pays current monthly or quarterly interest in cash."

                  (b) The definition of "Facility Amount" contained in Section
1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                           "Facility Amount: At any time, $125,000,000.00;
                  provided, however, on or after the Termination Date, the Facility Amount shall be zero."

                  (c) Section (ii) of the definition of "Grade 1 Obligor" contained in Section 1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                           "(ii) an Obligor designated by the Servicer, prior to
                  delivery of the Credit and Collection Policy, as a `Grade 1 Obligor' with the prior written consent of the Deal Agent."

                  (d) Section (ii) of the definition of "Grade 2 Obligor" contained in Section 1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                           "(ii) an Obligor designated by the Servicer, prior to
                  delivery of the Credit and Collection Policy, as a `Grade 2 Obligor' with the prior written consent of the Deal Agent."

                  (e) Section (ii) of the definition of "Grade 3 Obligor" contained in Section 1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                           "(ii) an Obligor designated by the Servicer, prior to
                  delivery of the Credit and Collection Policy, as a `Grade 3 Obligor' with the prior written consent of the Deal Agent."


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                                                              Amendment No. 1 to
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                  (f) Section (ii) of the definition of "Grade 4 Obligor"
contained in Section 1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                           "(ii) an Obligor designated by the Servicer, prior to
                  delivery of the Credit and Collection Policy, as a `Grade 4 Obligor' with the prior written consent of the Deal Agent."

                  (g) The definition of "Large Loan Limit" contained in Section
1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:

                           "Large Loan Limit: (i) $10,000,000.00, provided the
                  Aggregate Outstanding Loan Balance is less than $200,000,000.00, (ii) $13,000,000.00, provided by the
                  Aggregate Outstanding Loan Balance is at least $200,000,000.00 but less than $300,000,000.00, and (iii) $15,000,000.00, provided the Aggregate Outstanding Loan Balance is at least $300,000,000.00.

                  (h) The first line of Section 2.2(d) of the Agreement is hereby amended and restated to read in its entirety as follows:

                           "No later than 12:00 p.m. (New York City time) on the
proposed Funding Date, the".

                  (i) The second sentence of Section 2.5(a) of the Agreement is hereby amended and restated in its entirety as follows:

                           "The Notes shall be dated the Closing Date and shall
                  be in a maximum principal amount equal to (i) $125,000,000 in the case of VFCC Note, (ii) $125,000,000 in the case of the Investor Note, and (iii) (a) $30,000,000 from the date of this Amendment through and including July 30, 1999 (the "Swingline Reduction Date") and (b) $10,000,000 after July 30, 1999, in the case of the FUNB Note; provided, however, that anything to the contrary notwithstanding, the indebtedness of the Borrower evidenced by the Notes shall not in the aggregate exceed the Facility Amount; provided, further, on the Swingline Reduction Date, the Borrower shall reduce the amount of FUNB Advances outstanding to an amount not to exceed the maximum principal amount of the FUNB Note and shall execute and deliver to First Union a second amended, restated and substituted FUNB Note in the maximum principal amount of $10,000,000."

                  (j) Section 3.2 of the Agreement is hereby amended as follows:

                           (i) Section 3.2(a)(ii) is hereby amended and restated
                  to read in its entirety as follows:


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                                                              Amendment No. 1 to
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                           "(ii) No event has occurred, or would result from
                  such Advance or from the application of proceeds therefrom, that constitutes a Termination Event or an Unmatured Termination Event;";

                           (ii) Section 3.2(g) is amended by deleting the word
                  "and" at the end thereof;

                           (iii) Section 3.2(h) is amended by deleting the
                  period at the end thereof and substituting in its place the following: "; and"; and

                           (iv) The following new Section 3.2(i) is hereby added
                  to the end of Section 3.2:

                           "(i) After giving effect to the Advance or reinvestment of Available Collections, the weighted average life of the Aggregate Outstanding Loan Balance will not exceed eight (8) years."

                  (k) The second sentence of Section 4.1(v) of the Agreement is hereby amended and restated to read in its entirety as follows:

                           "The Deal Agent, as agent for the Secured Parties,
                  has a first priority perfected security interest in the Collateral."

                  (l) The first sentence of Section 6.9(g) is hereby amended and restated to read in its entirety as follows:

                           "The Servicer will (a) comply in all material
                  respects with the Credit and Collection Policy in regard to each Loan and (b) furnish to the Deal Agent and any Lender, prior to its effective date, prompt notice of any change in the Credit and Collection Policy."

                  (m) Section 7.1(n) of the Agreement is hereby amended and restated to read in its entirety as follows:

                           "(n) the Borrower or the Servicer agrees or consents
                  to, or otherwise permits to occur, any amendment, modification, change, supplement or recession of or to the Credit and Collection Policy in whole or in part that could have a material adverse effect upon the Loans or interest of any Lender, without the prior written consent of the Deal Agent and the other Lenders; or".

                  (n) Section 9.6 of the Agreement is hereby amended by deleting therefrom all references to "VFCC."


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                                                              Amendment No. 1 to
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                  (o) The following new Section 9.9 is added to the end of
Section 9:

                           "The Deal Agent shall provide to Canadian Imperial
                  Bank of Commerce a copy of the Monthly Report and the credit report and transaction summary referenced to in Section 2.2(c) within two (2) Business Days following the Deal Agent's receipt of same."

                  (p) The Commitment of First Union National Bank as an Investor set forth on the signature pages of the Agreement is hereby amended and restated to be "$125,000,000."

                  (q) The Commitment of First Union National Bank as a Lender set forth on the signature pages of the Agreement is hereby amended and restated to be "$30,000,000 until the Swingline Reduction Date, and $10,000,000 thereafter."

                  SECTION 13. Increase in Facility Amount and Amount of Notes. Effective on the date of this Amendment, the Facility Amount shall be increased to $125,000,000; provided, that First Union shall first have received executed versions of the Notes referenced in clauses (i), (ii) and (iii)(a) of the succeeding sentence. In connection with such increase, the Borrower agrees to execute and deliver to First Union, on behalf of the holders of the Notes, (i) an amended, restated and substituted VFCC Note in the maximum principal amount of $125,000,000, (ii) an amended, restated and substituted FUNB Note in the maximum principal amount of $125,000,000, and (iii) (a) an amended, restated and substituted FUNB Note in the maximum principal amount of $30,000,000, and (b) on the Swingline Reduction Date, a second amended and restated FUNB Note in the maximum principal amount of $10,000,000 (collectively the "New Notes"). Such New Notes shall replace and supersede any note or notes previously executed by the Borrower pursuant to the Agreement (collectively, the "Replaced Notes"). Such New Notes evidence the same indebtedness, and are secured by the same Collateral as the Replaced Notes.

                  SECTION 14. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Agreement, as though such terms and conditions were set forth herein.

                  SECTION 15. Representations. The Borrower and Servicer represent and warrant that, as of the effective date of this Amendment (i) they are not in default under the Agreement and (ii) there are no Termination Events, Unmatured Termination Events or Servicer Termination Events under the Agreement.

                  SECTION 16. Expenses. In connection with the execution of this Amendment, the Borrower agrees to pay all reasonable and actual costs and expenses (including without


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                                                              Amendment No. 1 to
                                            Loan Funding and Servicing Agreement
                                                   (American Capital Strategies)
limitation the reasonable fees and expenses of legal counsel) of CIBC and First Union, respectively, incurred in connection with the negotiation and preparation of the Participation Agreement, dated as of even date with this Amendment, between CIBC and First Union.

                  SECTION 17. Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

                  (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                  (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

                  (d) First Union certifies by execution hereof that it is an Investor with Commitments in excess of 66-2/3% of the Facility Amount, and therefore is a Required Investor pursuant to the Agreement.

                  (e) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

                  (f) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

                  (g) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.


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                                                              Amendment No. 1 to
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



                  (h) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.






                  [Remainder of Page Intentionally Left Blank]








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                                                   (American Capital Strategies)

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:                  ACS FUNDING TRUST I


                               By
                                 ---------------------------------
                                  Title:

                               ACS Funding Trust I
                               c/o American Capital Strategies, Ltd.
                               3 Bethesda Metro Center, Suite 860
                               Bethesda, Maryland  20814
                               Attention: President
                               Facsimile No.: (301) 654-6714
                               Confirmation No.: (301) 951-6122


THE SERVICER:                  AMERICAN CAPITAL STRATEGIES, LTD.


                               By
                                 ---------------------------------
                                  Title:

                               American Capital Strategies, Ltd.
                               3 Bethesda Metro Center, Suite 860
                               Bethesda, Maryland  20814
                               Attention: President
                               Facsimile No.: (301) 654-6714
                               Confirmation No.: (301 951-6122





                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]




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                                                   (American Capital Strategies)

THE INVESTORS:                 FIRST UNION NATIONAL BANK


                               By
                                 ---------------------------------
                                  Title:

                               Commitment:  $125,000,000.00

                               First Union National Bank
                               One First Union Center, TW-9
                               Charlotte, North Carolina 28288
                               Attention: Capital Markets Credit Administration Facsimile No.: (704) 374-3254
                               Confirmation No: (704) 374-4001


LENDER:                        VARIABLE FUNDING CAPITAL
                               CORPORATION

                               By First Union Capital Markets Corp., as
                                    attorney-in-fact

                               By
                                 ---------------------------------
                                  Title:

                               Variable Funding Capital Corporation
                               c/o First Union Capital Markets Corp.
                               One First Union Center, TW-9
                               Charlotte, North Carolina 28288
                               Attention:  Conduit Administration
                               Facsimile No.: (704) 383-6036
                               Confirmation No.: (704) 383-9343

       With a copy to:

                               Lord Securities Corp.
                               2 Wall Street, 19th Floor
                               Attention:  Vice President
                               Facsimile No.: (212) 346-9012
                               Confirmation No.: (212) 346-9008


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]




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

THE BACKUP SERVICER:           NORWEST BANK MINNESOTA,
                               NATIONAL ASSOCIATION


                               By
                                 ---------------------------------
                                  Title:

                               Norwest Bank Minnesota, National Association
                               Sixth Street and Marquette Avenue
                               Minneapolis, MN  55479-0070
                               Attention: Corporate Trust Services
                                          Asset-Backed Administration
                               Facsimile No.: (612) 667-3464
                               Confirmation No.: (612) 667-8058


THE COLLATERAL CUSTODIAN:      NORWEST BANK MINNESOTA,
                               NATIONAL ASSOCIATION

                               By
                                 ---------------------------------
                                  Title:

                               Norwest Bank Minnesota, National Association
                               Sixth Street and Marquette Avenue
                               Minneapolis, MN 55479-0070
                               Attention: Corporate Trust Services
                                          Asset-Backed Administration
                               Facsimile No.: (612) 667-3464
                               Confirmation No.: (612) 667-8058



                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]





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


THE DEAL AGENT:                FIRST UNION CAPITAL MARKETS CORP.


                               By
                                 ---------------------------------
                                  Title:


                               First Union Capital Markets Corp.
                               One First Union Center, TW-9
                               Charlotte, North Carolina 28288
                               Attention:  Conduit Administration
                               Facsimile No.: (704) 383-6036
                               Telephone No.: (704) 383-9343


LENDER AND LIQUIDITY AGENT     FIRST UNION NATIONAL BANK


                               By
                                 ---------------------------------
                                  Title:


                               First Union National Bank
                               One First Union Center, TW-9
                               Charlotte, North Carolina 28288
                               Attention: Capital Markets Credit Administration Facsimile No.: (704) 374-3254
                               Telephone No.: (704) 374-4001

                               Lender Commitment: $30,000,000 until the
                               Swingline Reduction Date, and then $10,000,000 thereafter.


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